July 31, 1999





VIA FACSIMILE

Rawlings Sporting Goods Company, Inc.
1859 Intertech Drive
Fenton, Missouri 63026

            Re:  Amendment No. 4 to Amended and
                 Restated Credit Agreement

Gentlemen:

We refer to the Amended and Restated Credit Agreement, dated as of September 12, 1997, among Rawlings Sporting Goods Company, Inc., The First National Bank of Chicago, as agent, and the lenders parties thereto (as amended, the "Credit Agreement"). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement.

Pursuant to your request, the Agent on behalf of itself and the Lenders hereby agrees to:

            (i) amend Section 6.1(m) of the Credit Agreement by deleting the number "15" appearing therein and substituting in lieu thereof the number "30".

            (ii) amend Section 6.33 of the Credit Agreement by deleting the date "July 30, 1999" appearing therein and substituting in lieu thereof the date "August
            15, 1999.";

            (iii) accept title commitment reports satisfactory to Agent for the Borrower's U.S. real property and title opinions and certificates of location satisfactory to Agent for Rawlings Canada's real property under Section 6.33 of the Credit Agreement in lieu of title insurance policies in connection with the pledge of such property, provided that, notwithstanding the foregoing, upon not less that 20 Business Days written request by Agent, Borrower shall deliver title insurance policies in form and substance satisfactory to Agent and at Borrower's expense insuring Agent's and Lenders' mortgage lien on Borrower's real property in the U.S.

In all other respects, the terms and provisions of the Credit Agreement and other Loan Documents shall continue and remain in effect, and the same are hereby ratified and confirmed.

This Amendment No. 4 shall become effective upon receipt by the Agent of a facsimile copy hereof duly executed by the Borrower and the Required Lenders.

                                Very truly yours,

                                THE FIRST NATIONAL BANK OF
                                CHICAGO, as Agent

                                By:  /s/ Nathan Bloch
                                     First Vice President


Accepted and Agreed to:

RAWLINGS SPORTING GOODS
COMPANY, INC.

By: /s/ Rexford K. Peterson
    Chief Financial Officer



THE FIRST NATIONAL BANK OF CHICAGO
     (Name of Lender)

By:  /s/ Patricia S. Casper
Its:  Vice President



BANK OF AMERICA, N.A.
(f/k/a NationsBank, N.A.)

By:  /s/ Keith M. Schroeder
Its:  Senior Vice President



COMERICA BANK

By:  /s/ Jeffrey E. Peck
Its:  Vice President



THE BANK OF NEW YORK

By:  /s/ David G. Shedd
Its:  Vice President



MERCANTILE BANK, N.A.

By:  /s/ D. F. Davis
Its:  Vice President